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                           THE ACHIEVEMENT FUNDS TRUST

                               Municipal Bond Fund
                         Short Term Municipal Bond Fund
                           Idaho Municipal Bond Fund


                       SUPPLEMENT DATED NOVEMBER 22, 1996
                       TO PROSPECTUSES DATED JUNE 1, 1996
                           FOR RETAIL CLASS A SHARES



MUNICIPAL BOND FUND

               The discussion appearing under the heading "PURCHASE, EXCHANGE AND REDEMPTION OF SHARES - Sales Charge Waivers" is supplemented by adding the following at the end thereof:

               The Trust will waive the sales charge for shares of the Municipal Bond Fund purchased on or before December 31, 1996. The period during which the waiver is available may be extended by the Trust to March 31, 1997. Please contact a Participating Dealer concerning the current availability of this sales charge waiver.

SHORT TERM MUNICIPAL BOND FUND
IDAHO MUNICIPAL BOND FUND

               The discussion appearing under the heading "PURCHASE, EXCHANGE AND REDEMPTION OF SHARES - Sales Charge Waivers" is supplemented by adding the following at the end thereof:

               The Trust will waive the sales charge for shares of the Short Term Municipal Bond Fund and Idaho Municipal Bond Fund purchased on or before December 31, 1996. The period during which the waiver is available may be extended by the Trust to March 31, 1997. Please contact a Participating Dealer concerning the current availability of this sales charge waiver.


PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



ACH-B-009-01
ACH-A-019-01